Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Lighting Science Group Corporation (the “Company”) for the period ended March 31, 2013 (the “Report”), the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2013	By:	/s/ JEREMY S. M. CAGE
		Name:	Jeremy S. M. Cage
		Title:	Chief Executive Officer and Director (Principal Executive Officer)

Date: May 13, 2013	By:	/s/ THOMAS C. SHIELDS
		Name:	Thomas C. Shields
		Title:	Chief Financial Officer (Principal Financial and Accounting Officer)